UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2012

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33710	06-1393453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4567 TELEPHONE ROAD, SUITE 100 VENTURA, CALIFORNIA		93003
(Address of Principal Executive Offices)		(Zip Code)

(805) 639-9458

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Reference is made to the information set forth under Item 5.02 of this Current Report on Form 8-K. The disclosure contained in Item 5.02 is hereby incorporated by reference in its entirety into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

Reference is made to the information set forth under Item 5.02 of this Current Report on Form 8-K. The disclosure contained in Item 5.02 and the information contained in Exhibit 10.1 attached hereto is hereby incorporated by reference in its entirety into this Item 1.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed on December 6, 2011, on December 1, 2011, Charles F. Call provided notice to the Board of Directors (the “Board”) of Clean Diesel Technologies, Inc. (the “Company”) of his plan to retire as President and Chief Executive Officer in 2012. Mr. Call also notified the Board that he desired to remain a member of the Board following his retirement.

On March 8, 2012, the Board appointed Robert Craig Breese, age 59, to serve as President and Chief Executive Officer of the Company, succeeding Mr. Call. Mr. Call will remain an employee of the Company in a transitional capacity through March 31, 2012. The terms of Mr. Call’s employment agreement (filed as Exhibit 10.1 to this Current Report on Form 8-K) will remain in full effect through March 31, 2012. Mr. Call will continue to serve as a member of the Board, and the Board has appointed Mr. Call to serve as Vice Chairman. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. In connection with Mr. Breese’s appointment, the Company entered into an employment agreement with Mr. Breese, dated March 8, 2012 (the material terms of which are described below), and the Board appointed Mr. Breese to serve as a Director, as contemplated by the terms of his employment agreement. In light of Mr. Breese’s appointment as a Director, the Board increased the size of the Company’s Board to seven Directors rather than six.

Mr. Breese’s experience includes four years with Honeywell International (NYSE:HON), a Fortune 100 company that invents and manufactures technologies to address challenges linked to global macro trends such as safety, security and energy. From 2008 to 2011 he served as President of Honeywell Consumer Products Group, which was comprised of the Prestone, FRAM, Autolite and HOLTS brands and businesses worldwide, and prior to that from 2007 to 2008, as Vice President and General Manager, Americas of the Environmental Controls and Combustion business. From 2006 to 2007, Mr. Breese served as President of Rheem Manufacturing Company’s water heating division, a leading global producer of efficient heating, cooling and water heating products. Prior to that, from 2001 to 2006, Mr. Breese served as President of Maytag International, Inc., a division of Maytag Corporation which was acquired in 2006 by Whirlpool Corporation (NYSE:WHR), a leading manufacturer and marketer of major home appliances. Mr. Breese received a BA degree from the University of Florida.

According to the terms of Mr. Breese’s employment agreement, Mr. Breese will be paid an annual base salary of $400,000. The employment agreement also provides that Mr. Breese is eligible to participate in the Company’s Management Short Term Incentive Plan. Under this plan he is eligible for a target annual bonus of 65% of his base salary in the event the Company obtains financial objectives to be determined by the Board. Such annual bonus may vary from zero to 130% of his base salary depending upon the Company’s financial performance. Mr. Breese is also eligible for reimbursement of up to $6,000 per month of temporary living and commuting expenses for a four-month period, as well as a one-time payment of $140,000 for other relocation expenses.

The employment agreement provides for long term incentive compensation of $500,000 comprised of 1/3 deferred cash and 2/3 equity. The deferred cash component will be earned based upon financial objectives to be established by the Board under a plan to be adopted by the Board on the recommendation of the Compensation and Nominating Committee. The equity component consists of 1/3 stock options and 1/3 restricted stock units, which were issued as inducement awards and not pursuant to the Company’s 1994 Incentive Plan. On March 8, 2012, Mr. Breese received: (i) a non-qualified stock option in the amount of 176,676 shares at an exercise price equal to the closing price of a share of the Company’s common stock as reported on the NASDAQ on that day, which option award vests as to 28% on the first anniversary of the date of grant and 9% quarterly thereafter, such that the stock option is fully exercisable on March 8, 2015; and (ii) a restricted stock unit (“RSU”) award in the amount of 58,892 shares, which RSU award vests as to 28% on the first anniversary of the date of grant and 9% quarterly thereafter, beginning on June 20, 2013. Issuance of the shares of Company common stock underlying the RSUs is expected to occur on the vesting date. Equity awards that have not vested at the time of Mr. Breese’s termination of service, other than a termination without Cause or resignation for Good Reason concurrent with or subsequent to a Change in Control (as such terms are defined in his employment agreement), will be forfeited.

Mr. Breese’s employment agreement also provides that in the event of his termination of employment without Cause (as defined in his employment agreement) or resignation for Good Reason (as defined in his employment agreement), Mr. Breese will receive:

•	Twelve months of base salary;

•	Twelve months of medical coverage; and

•	A pro-rated portion of annual bonus (based on the number of full months of service) to be paid within 45 days of the Company’s filing of Form 10-K.

In the event of termination of employment due to Disability (as defined in his employment agreement), Mr. Breese will receive:

•	Six months of base salary;

•	Six months of medical coverage (any benefits received under the Company’s long term disability insurance program reduces the payments payable pursuant to this benefit); and

•	A pro-rated portion of annual bonus (based on the number of full months of service) to be paid within 45 days of the Company’s filing of Form 10-K.

In the event of Mr. Breese’s termination of employment for Cause (as defined in his employment agreement) or resignation other than for Good Reason (as defined in his employment agreement) Mr. Breese will not receive any severance benefits.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1†	Employment Agreement, dated October 17, 2006, between Charles F. Call and CSI (incorporated by reference to Exhibit 10.3 to Amendment No. 2 to Clean Diesel’s Registration Statement on Form S-4/A (No. 333-166865) filed on August 30, 2010)

99.1*	Press release dated March 8, 2012

*	Filed herewith
†	Indicates a management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

March 14, 2012	By:	/s/ Nikhil A. Mehta
Name: Nikhil A. Mehta
Title: Chief Financial Officer